Exhibit 24.3







                        CONSENT OF INDEPENDENT ACCOUNTANTS




       We  hereby  consent  to   the   incorporation   by  reference  in  the
       Registration Statement on Form S-8 (No.           ) of Maxicare Health
       Plans, Inc. of our report dated March 4, 1994 which appears on page 130 of the Company's 1995 Form 10-K.





                                           Price Waterhouse LLP




       Los Angeles, California
       September 25, 1996

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